EXHIBIT 10.2

EXECUTION COPY

AMENDMENT NO. 9 TO CREDIT AGREEMENT

This AMENDMENT NO. 9 TO CREDIT AGREEMENT, dated as of May 23, 2008 (this “Amendment”), among JARDEN CORPORATION, a Delaware corporation (the “Borrower”), LEHMAN COMMERCIAL PAPER INC. (“LCPI”), as Administrative Agent (as defined below), CITICORP USA, INC., as Syndication Agent (as defined below), and each Incremental Lender identified on the signature pages hereto, amends certain provisions of the CREDIT AGREEMENT, dated as of January 24, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders and the L/C Issuers (each as defined therein) party thereto from time to time, LCPI, as administrative agent for the Lenders and the L/C Issuers (in such capacity, and as agent for the Secured Parties under the Collateral Documents, together with its successors in such capacity, the “Administrative Agent”), CITICORP USA, INC., as syndication agent for the Lenders and the L/C Issuers (in such capacity, together with its successors in such capacity, the “Syndication Agent”), and BANK OF AMERICA, N.A., NATIONAL CITY BANK OF INDIANA and SUNTRUST BANK, as co-documentation agents for the Lenders and L/C Issuers. Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to Section 2.01(b) (Facilities Increase) of the Credit Agreement, the Borrower has delivered a Facilities Increase Notice (the “Fourth Facilities Increase Notice”) to the Agents, dated as of May 13, 2008 and requesting a Facilities Increase, consisting of Incremental Term Loans in an aggregate principal amount of $25,000,000 (the “Fourth Facilities Increase”); and

WHEREAS, the Borrower desires to make certain amendments to the Credit Agreement as more fully described herein, solely for the purpose of implementing the terms and conditions of the Fourth Facilities Increase, and which amendments, except with respect to interest, fees, scheduled repayment dates and maturity, shall not be applied materially differently to the Fourth Facilities Increase and the existing Term Loan Facility; and

WHEREAS, the Borrower represents and warrants that the proceeds of Incremental Term Loans made pursuant to the Fourth Facilities Increase shall be used solely for working capital and other general corporate purposes; and

WHEREAS, pursuant to clause (y) of Section 10.01(a) (Amendments, Etc.) of the Credit Agreement, the consent of the Borrower, the Agents and the Incremental Lenders providing the Fourth Facilities Increase is required to effect the amendments set forth herein; and

WHEREAS, each Incremental Lender identified on the signature pages hereto and having a commitment as set forth on Schedule I hereto (collectively, the “Incremental Lenders”) and the Agents agree, subject to the limitations and conditions set forth herein, to amend or otherwise modify the Credit Agreement as set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Certain Amendments to the Credit Agreement. As of the Effective Date, and subject to the satisfaction of the conditions set forth in Section 2 (Conditions to Effectiveness) hereof:

(a) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting the following definitions in such Section 1.01 in the appropriate place to preserve the alphabetical order of the definitions in such Section 1.01 (and, if applicable, the following definitions shall replace in their entirety existing definitions for the corresponding terms in such Section 1.01):

“Fourth Facilities Increase” means that certain Facilities Increase effective on the Ninth Amendment Effective Date, providing for Incremental Term Loans in an aggregate principal amount of $25,000,000.

“Ninth Amendment” means that certain Amendment No. 9 to this Agreement, dated as of May 23, 2008, among the Borrower, the Agents and each Incremental Lender providing the Fourth Facilities Increase.

“Ninth Amendment Effective Date” means the date on which the Ninth Amendment shall have become effective in accordance with its terms.

“Term Loan B3” means each Term Loan made pursuant to the Third Facilities Increase and, from and after the Ninth Amendment Effective Date, the Fourth Facilities Increase.

(b) Section 2.08 (Repayment of Loans) of the Credit Agreement is hereby amended by amending and restating clause (f) in its entirety as follows:

(f) the Term Loan B3 on the dates and in the amounts set forth below, subject to adjustments for prepayments made pursuant to Section 2.06 (Prepayments):

Date	Amount
June 30, 2008	$1,812,500.00
September 30, 2008	$1,812,500.00
December 31, 2008	$1,812,500.00
March 31, 2009	$1,812,500.00
June 30, 2009	$1,812,500.00
September 30, 2009	$1,812,500.00
December 31, 2009	$1,812,500.00
March 31, 2010	$1,812,500.00
June 30, 2010	$1,812,500.00
September 30, 2010	$1,812,500.00
December 31, 2010	$1,812,500.00
March 31, 2011	$174,953,125.00
June 30, 2011	$174,953,125.00
September 30, 2011	$174,953,125.00
January 24, 2012	$174,953,125.00

provided, however, that the Borrower shall repay the entire unpaid principal amount of such Term Loans on the applicable Term Loan Maturity Date.

Section 2. Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a) Certain Documents. The Administrative Agent shall have received each of the following, dated as of the Effective Date (unless otherwise agreed to by the Agents), in form and substance satisfactory to Agents:

(i) this Amendment, duly executed by the Borrower, the Administrative Agent, the Syndication Agent and each Incremental Lender;

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(ii) the Consent and Agreement in the form attached hereto as Exhibit A, executed by each of the Guarantors;

(iii) written commitments duly executed by the applicable Incremental Lenders in an aggregate amount equal to the amount of the Fourth Facilities Increase and, in the case of each Incremental Lender that is not an existing Lender prior to the date hereof, an assumption agreement in form and substance reasonably satisfactory to the Agents and the Borrower and duly executed by the Borrower, the Agents and such Incremental Lender;

(iv) certified copies of resolutions of the Board of Directors or Sole Member, as applicable, of each Loan Party approving the consummation of the Fourth Facilities Increase and the execution, delivery and performance of this Amendment and the other Loan Documents delivered in connection herewith to which such Loan Party is a party to;

(v) a favorable opinion of Kane Kessler, P.C., counsel to the Loan Parties, in form and substance reasonably satisfactory to the Agents, addressed to the Agents and the Lenders and addressing such matters relating to this Amendment and the Fourth Facilities Increase as any Lender through the Administrative Agent may reasonably request; and

(vi) such additional documentation as the Agents or the Incremental Lenders may reasonably require prior to the execution and delivery of this Amendment to the Borrower by the Agents.

(b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to the Agents and the Incremental Lenders.

(c) Representations and Warranties; No Defaults. The Agents, for the benefit of the Agents and the Lenders, shall have received a certificate of a Responsible Officer of the Borrower certifying that both before and after giving effect to this Amendment:

(i) each of the representations and warranties set forth in Article V (Representations and Warranties) of the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date; provided, however, that references therein to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by this Amendment; and

(ii) no Default or Event of Default shall have occurred and be continuing, either on the date hereof or on the Effective Date.

(d) Fee and Expenses Paid. As provided in Section 4.04(b) (Fee and Expenses Paid) of the Credit Agreement, the Borrower shall have paid to the Administrative Agent, for the account of the Agents and each Incremental Lender signatory hereto, as applicable, all fees and expenses (including Attorney Costs) due and payable on or before the Effective Date (including all such fees described in any Agent/Arranger Fee Letter or other similar fee arrangement among the Borrower and any Agent or Incremental Lender signatory hereto).

Section 3. Representations and Warranties. The Borrower, on behalf of itself and the other Loan Parties, hereby represents and warrants to the Agents and each Lender as follows:

(a) the execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all requisite corporate or other action on the part of such Loan Party and will not violate any of the certificates of incorporation or by-laws (or equivalent Constituent Documents) of such Loan Party;

(b) this Amendment has been duly executed and delivered by each Loan Party, and each of this Amendment and the Credit Agreement as amended or otherwise modified hereby constitutes the legal, valid and binding

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obligation of such Loan Party, enforceable against such Loan Party in accordance with their terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization and other similar Laws relating to or affecting creditors’ rights generally and by the application of general equitable principles (whether considered in proceedings at Law or in equity); and

(c) the proceeds of Incremental Term Loans made pursuant to the Fourth Facilities Increase shall be used solely for working capital and other general corporate purposes.

Section 4. Reference to and Effect on the Loan Documents.

(a) As of the Effective Date, each reference in the Credit Agreement and the other Loan Documents to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement or such other Loan Document as amended by this Amendment.

(b) Except to the extent amended hereby, the Credit Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default or any right, power, privilege or remedy of any Agent, any Lender or any L/C Issuer under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document.

(d) The Borrower hereby confirms that the security interests and Liens granted pursuant to the Loan Documents continue to secure the Obligations and that such security interests and Liens remain in full force and effect.

Section 5. Costs and Expenses. As provided in Section 10.04 (Attorney Costs, Expenses and Taxes) of the Credit Agreement, the Borrower agrees to reimburse the Agents for all reasonable fees, costs and out-of-pocket expenses due and payable by the Borrower pursuant to the Loan Documents, including such costs and expenses (including Attorney Costs) for advice, assistance, or other representation in connection with the preparation, execution and delivery of this Amendment.

Section 6. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

Section 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

Section 8. Severability. The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

Section 10. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, this Amendment has been duly executed on the date set forth above.

JARDEN CORPORATION, as Borrower

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 9 TO JARDEN CREDIT AGREEMENT]

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent and a Lender under the Credit Agreement

By:	/s/ Craig Malloy
Name:	Craig Malloy
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 9 TO JARDEN CREDIT AGREEMENT]

CITICORP USA, INC., as Syndication Agent

By:	/s/ Mark R. Floyd
Name:	Mark R. Floyd
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 9 TO JARDEN CREDIT AGREEMENT]

EXHIBIT A

CONSENT, AGREEMENT AND AFFIRMATION OF GUARANTY

Each of the undersigned Guarantors hereby consents to the terms of the foregoing Amendment and agrees that the terms of the Amendment shall not affect in any way its obligations and liabilities under any Loan Document (as such Loan Documents are amended or otherwise expressly modified by the Amendment), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended or otherwise expressly modified by the Amendment). The Guarantors hereby confirm that the security interests and Liens granted pursuant to the Loan Documents continue to secure the Obligations including the Local Credit Facility Obligations and that such security interests and Liens remain in full force and effect.

ALLTRISTA PLASTICS LLC

AMERICAN HOUSEHOLD, INC.

AUSTRALIAN COLEMAN, INC.

BICYCLE HOLDING, INC.

BRK BRANDS, INC.

CC OUTLET, INC.

COLEMAN INTERNATIONAL HOLDINGS, LLC

COLEMAN WORLDWIDE CORPORATION

EARTH PRODUCTS INC.

FIRST ALERT, INC.

FISHING SPIRIT, INC.

HEARTHMARK, LLC

HOLMES MOTOR CORPORATION

JARDEN ACQUISITION I, LLC

JARDEN ZINC PRODUCTS, LLC

JT SPORTS LLC

K2 INC.

K-2 CORPORATION

K2 LICENSED PRODUCTS, INC.

K2 MERCHANDISING, INC.

K2 PROPERTIES, INC.

KANSAS ACQUISITION CORP.

L.A. SERVICES, INC.

LASER ACQUISITION CORP.

LEHIGH CONSUMER PRODUCTS LLC

LOEW-CORNELL, LLC

MARKER VOLKL USA, INC.

MARMOT MOUNTAIN, LLC

MIKEN SPORTS, LLC

NIPPON COLEMAN, INC.

OUTDOOR TECHNOLOGIES CORPORATION

PENN FISHING TACKLE MFG. CO.

PINE MOUNTAIN LLC

PURE FISHING, INC.

QUOIN, LLC

RAWLINGS SPORTING GOODS COMPANY, INC.

SEA STRIKER, INC.

SHAKESPEARE COMPANY, LLC

SHAKESPEARE CONDUCTIVE FIBERS, LLC

SI II, INC.

SITCA CORPORATION

SUNBEAM AMERICAS HOLDINGS, LLC

SUNBEAM PRODUCTS, INC.

THE COLEMAN COMPANY, INC.

THE UNITED STATES PLAYING CARD COMPANY

USPC HOLDING, INC.

By:
Name:	John E. Capps
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 9 CONSENT]

SCHEDULE I

TO

AMENDMENT NO. 9 TO CREDIT AGREEMENT

COMMITMENTS PURSUANT TO FOURTH FACILITIES INCREASE

Incremental Lender	Term Loan B3 Commitment
Lehman Commercial Paper Inc.	$25,000,000

TOTAL	$25,000,000